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[LOGO OF SILICON VALLEY BANK]


                          AMENDMENT TO LOAN AGREEMENT

Borrower:      Core, Inc., a Massachusetts corporation
               18881 Von Karman Avenue, Suite 1750
               Irvine, California 92715

Borrower:      Core Management, Inc., A Delaware corporation
               18881 Von Karman Avenue, Suite 1750
               Irvine, California 92715

Borrower:      Cost Review Services, Inc., a Texas corporation
               3636 Executive Center Drive, Suite 201
               Austin, Texas 78731

Date:          March 25, 1996
                     --
     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them dated December 29, 1995 (as amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. AMENDED CREDIT LIMIT. The section of the Schedule to the Loan Agreement entitled "Credit Limit (Section 1.1)" is amended effective to read as follows:

"CREDIT LIMIT
 (Section 1.1):    An amount not to exceed the lesser of: (i) $2,500,000* at any one time outstanding; or (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                   * ON A JOINT BASIS FOR ALL BORROWERS, PROVIDED, HOWEVER, THAT
                                                         --------  -------
                   $1,000,000 OF THIS AMOUNT SHALL AT ALL TIMES BE RESERVED FROM AVAILABILITY HEREUNDER IN CONNECTION WITH THE OBLIGATIONS OF AMHEALTH, INC. AND AMHEALTH MEDICAL GROUP OF CALIFORNIA, P.C. (COLLECTIVELY, "AMHEALTH") OWING TO SILICON UNDER THE LOAN AND

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Silicon Valley Bank                                Amendment to Loan Agreement
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                   SECURITY AGREEMENT DATED MARCH __, 1996 BETWEEN AMHEALTH AND
                   SILICON (THE "AMHEALTH AGREEMENT").

                   Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: (a) accounts outstanding for more than 90 days from the invoice date, (b) accounts subject to any contingencies, or arising from a consignment, guaranteed sale, bill and hold, sale on approval or other transaction in which payment by the account debtor is conditional, (c) accounts owing from the United States or any department, agency or instrumentality of the United States or any state, city or municipality; (d) accounts owing from an account debtor whose chief executive office or principal place of business is outside the United States (unless the account is pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon, or the account arises from goods shipped or services rendered to a branch or office of the account debtor in the United States), (e) accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, (f) accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from, or services rendered to, such account debtor or otherwise (to the extent of the amount owing to such account debtor). In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible for borrowing, then all accounts owing from that account debtor will be deemed ineligible for borrowing."

     2. CROSS DEFAULT. Without limitation of any of the terms or provisions of this Amendment, any default or event of default under the AmHealth Agreement shall constitute an immediate "Event of Default" under this Amendment.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon

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Silicon Valley Bank                               Amendment to Loan Agreement
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and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Silicon:

CORE, INC.                             SILICON VALLEY BANK


By /s/ George C. Carpenter IV          By /s/
  ------------------------------          -------------------------------------
     Chairman                          Title __________________________________

By /s/ William E. Nixon
   -----------------------------
     Clerk

CORE MANAGEMENT, INC.

By /s/ George C. Carpenter IV
   -----------------------------
     Chairman

By /s/ William E. Nixon
   -----------------------------
    Secretary


COST REVIEW SERVICES, INC.


By /s/ George C. Carpenter IV
   -----------------------------
     Chairman

By /s/ William E. Nixon
   -----------------------------
    Secretary


                                    CONSENT

     Each of Core Management, Inc., a California corporation, and Integrated Behavioral Health is a guarantor of all present and future indebtedness, liabilities and obligations of Borrower to Silicon, each such party acknowledges that its consent to the foregoing Amendment is not required, but each does hereby nevertheless consent to the foregoing Amendment and to all future modifications and amendments to the Loan Agreement. Nothing herein shall in any way limit any of the terms or provisions of the guaranty of such guarantors relating to the Obligations, all of which are hereby ratified and affirmed and shall continue in full force and effect.

Integrated Behavioral Health                Core Management, Inc., a California
                                            corporation

By /s/ William E. Nixon                     By /s/ William E. Nixon
   -----------------------------               -----------------------------

Title     CFO                               Title       CFO
      --------------------------                  --------------------------

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